Exhibit 10.12

LaSalle Business Credit, Inc.
                                                                   LASALLE BANKS

135 South LaSalle Street
Chicago, Illinois 60603
(312) 904-8490

                                                               November 20, 2001


The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida 33073

         Re: Second Amendment


         The Singing Machine Company, Ind., a 'Delaware corporation ("Borrower") and LaSalle Business Credit, Inc., a Delaward corporation ("Lender") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement'). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement hereby is amended as follows:

         (a) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                  (1) LOANS: Subject to the terms and conditions of the Agreement and the Other Agreements, Lender shall, absent the occurrence of an Event of Default, advance an amount up to the sum of the following sublimits (the "Loan Limit"):

                           (a) Up to seventy-five percent (75%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors

LaSalle Business Credit Inc.
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
November 9, 2001
Page 2

                                    in connection therewith in the ordinary
                                    course of Borrower's business) of Borrower's
                                    Eligible Accounts; plus

                           (b) Subject to subparagraph (3)(a) of this Exhibit A, up to forty percent (40%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrowers Eligible Inventory; plus

                           (c) Subject to subparagraph (3)(a) of this Exhibit A, up to forty percent (40%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, against the face amount of commercial Letters of Credit issued or guaranteed by Lender for the purpose of purchasing Eligible Inventory; provided, that such commercial Letters of Credit are in form and substance satisfactory to Lender; minus


                           (d) Such reserves as Lender elects, in its sole discretion exercised in good faith, to establish from time to time, including without limitation, (i) a seasonal dilution reserve in the initial amount of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) against Borrower's "Eligible Accounts" during the period of September 1st of each calendar year through January 31st of each following calendar year, which shall increase by One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) a week commencing September 8th and continuing on the same day of each week thereafter until said reserve equals One Million Two Hundred Thousand and No/100 Dollars ($1,200,000.00); and (ii) to the extent that the ratio of Free on Board sales to domestic sales increases, Lender in its sole discretion may create a reserve to account for the additional dilution;

                                    provided, that the aggregate amount of
                                    advances made pursuant to subparagraphs (b) and (c) above shall in no event exceed Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00); provided, that the availability pursuant to subparagraphs (b) and (c) above shall reduce to zero during the period of December 1st of each calendar year through April 30th of each following calendar year, and

LaSalle Business Credit Inc.
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
November 9, 2001
Page 3



                                    further provided, that the Loan Limit shall in no event exceed (i) Ten Million and No/100 Dollars ($10,000,000.00) during the period of January 1, 2001 through December
                                    20, 2001; (ii) Seven Million Five Hundred
                                    Thousand and No/100 Dollars ($7,500,000,00)
                                    during the period of December 21, 2001
                                    through January 10, 2002; (iii) Five Million and No/100 Dollars ($5,000,000.00) during the period of January 11, 2002 through
                                    January 20, 2002; (iv) Ten Million and
                                    No/100 Dollars ($10,000,000.00) during the
                                    period of January 21, 2002 through October
                                    31, 2002 and during the period of January
                                    1st through October 31st of each calendar year thereafter; (v) Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) during the month of November of each calendar year; (vi) Five Million and No/100 Dollars ($5,000,000.00) during the month of December of each calendar year; and
                                    (vii) zero ($0) during any consecutive
                                    ninety (90) day period between December 1e of each year through April 30th of each following year (the "Clean Up Period") as determined by Borrower (the "Maximum Loan Limit"), except as such amount may be increased or, following the occurrence of an Event of Default, decreased by Lender, in its sole discretion, exercised in good faith, from time to time.

         (b) Paragraph (5) of Exhibit A of the Agreement is amended to add the following provision:

                  (c) One-Time Fee: Borrower shall pay to Bank a one-time fee of Two Thousand Five Hundred and No/100 Dollars ($2,500.00), which fee shall be fully earned by Bank on the date of this Amendment and payable on November 30, 2001.

         2. This Amendment shall not become effective until fully executed by all parties hereto.

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto

LaSalle Business Credit Inc.
--------------------------------------------------------------------------------
                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
November 9, 2001
Page 4


hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.



                                           LASALLE BUSINESS CREDIT, INC.


                                           By /s/ Casey Orlowski
                                              --------------------------

                                           Title  Vice President
                                               -------------------------

ACKNOWLEDGED AND AGREED TO
this 20th day of November, 2001.

The Singing Machine Company, Inc.

By /s/ John F. Klecha
   -----------------------------
       John F. Klecha

Title President/Secretary